                                                                    EXHIBIT 99.1

GRAY
Television, Inc.
--------------------------------------------------------------------------------

                                  NEWS RELEASE

                         GRAY REPORTS OPERATING RESULTS
             FOR THE THREE MONTHS AND SIX MONTHS ENDED JUNE 30, 2003


     ATLANTA, GEORGIA - AUGUST 12, 2003 . . . GRAY TELEVISION, INC. (THE "COMPANY") (NYSE: GTN) today announced its results for the three months ("second quarter") and six months ("first half") ended June 30, 2003.

     The operating results for the second quarter of 2003 were within the guidance ranges previously issued by the Company.

     The Company's reported results for 2003 reflect the impact of the acquisition of Stations Holding Company, Inc., on October 25 2002, comprising 15 network affiliated television stations serving 13 television markets and the acquisition on December 18, 2002 of KOLO-TV, the ABC affiliate serving Reno, Nevada. Both acquisitions are collectively referred to as the "2002 Acquisitions". The Company has also provided information on its operating results on a "pro forma" basis which gives effect to the 2002 Acquisitions as if they had occurred on January 1, 2002 (see Note 1).

SECOND QUARTER OF 2003 COMPARED TO THE SECOND QUARTER OF 2002

     Revenues. Total revenues for the three months ended June 30, 2003 increased 80% to $76.6 million as compared to the corresponding period of the prior year primarily reflecting the impact of the 2002 Acquisitions. Broadcasting revenues increased 115% to $63.6 million. The stations acquired in 2002 had revenue of $33.6 million in the second quarter of 2003. For the television stations that were owned continuously for the quarters ended June 30, 2003 and 2002, total revenue increased 1% while political revenue decreased $525,000. On a pro forma basis, total broadcasting revenues increased 2% from the pro forma results of the second quarter of 2002. Broadcasting local and national revenues increased 5% and 7% respectively from the pro forma results of 2002 while political advertising revenue decreased $1.3 million from the pro forma results for the second quarter of 2002.

     Operating expenses. Operating expenses increased 78% to $54.3 million primarily reflecting the impact of the 2002 Acquisitions. Broadcasting expenses, before depreciation and amortization, increased 117% to $35.7 million. The stations acquired in 2002 had broadcast expense of $19.0 million in the second quarter of 2003. For the television stations that were owned continuously for the quarters ended June 30, 2003 and 2002, broadcast expenses increased only 1% from the prior period. On a pro forma basis, broadcasting operating expenses before depreciation and amortization of $35.7 million were consistent with the pro forma results of the prior year.


                   4370 Peachtree Road, NE * Atlanta, GA 30319
                       (404) 504-9828 * Fax (404) 261-9607

SIX MONTHS ENDED JUNE 30, 2003 COMPARED TO THE SIX MONTHS ENDED JUNE 30, 2002

     Revenues. Total revenues for the six months ended June 30, 2003 increased 76% to $141.6 million as compared to the same period of the prior year primarily reflecting the impact of the 2002 Acquisitions. Broadcasting revenues increased 111% to $116.2 million. The stations acquired in 2002 had revenue of $61.0 million in the first half of 2003. For the television stations that were owned continuously for the six month periods ended June 30, 2003 and 2002, total revenue was consistent between the periods while political revenue decreased $924,000. The Company earned approximately $411,000 of broadcast revenues from advertising associated with telecasts of the 2002 Winter Olympics during the first six months of 2002 while there was no similar event broadcast during 2003. On a pro forma basis total broadcasting revenues increased 1% to $116.2 million from the pro forma results for the first half of 2002. Broadcasting local and national revenue increased 3% and 4% respectively from the pro forma results of 2002 while political advertising revenue decreased $1.5 million from the pro forma results for the first six months of 2002. The Company earned approximately $2.2 million of pro forma broadcast revenues from advertising associated with telecasts of the 2002 Winter Olympics during the first six months of 2002 while there was no similar event broadcast during 2003.

     Operating expenses. Operating expenses increased 80% to $107.6 million primarily reflecting the impact of the 2002 Acquisitions. Broadcasting expenses, before depreciation and amortization, increased 121% to $70.6 million. The stations acquired in 2002 had broadcast expense of $37.5 million in the first six months of 2003. For the television stations that were owned continuously for the six month periods ended June 30, 2003 and 2002, broadcast expenses increased 4%. On a pro forma basis broadcasting operating expenses before depreciation and amortization increased 1%, to $70.6 million, from the pro forma results for the first half of 2002.

BALANCE SHEET

     Total debt outstanding at June 30, 2003 was $656.4 million compared to $658.2 million at December 31, 2002. The Company's cash balance was $14.8 million at June 30, 2003 compared to $12.9 million at December 31, 2002



Gray Television, Inc.
Earnings Release for the Three Months and Six Months Ended June 30, 2003

GUIDANCE FOR THE THIRD QUARTER OF 2003

     The Company currently anticipates that its results of operations for the three months ended September 30, 2003 will approximate the ranges presented in the table below.


                                                                            THREE MONTHS ENDED
Dollars in Millions                                                         SEPTEMBER 30, 2003
                                                                             ESTIMATED RANGE
                                                                             LOW         HIGH
                                                                         ----------   ----------


OPERATING REVENUES
   Broadcasting (less agency commissions)                                $     59.0   $     60.0
   Publishing                                                                  10.8         11.1
   Paging                                                                       1.9          2.1
                                                                         ----------   ----------
   TOTAL OPERATING REVENUES                                                    71.7         73.2
                                                                         ----------   ----------
OPERATING EXPENSES
   Operating expenses before depreciation and amortization
     Broadcasting (less agency commissions)                                    35.8         36.0
     Publishing                                                                 8.0          8.1
     Paging                                                                     1.4          1.5
     Corporate                                                                  1.3          1.5
   Depreciation and amortization                                                6.9          7.1
                                                                         ----------   ----------
     TOTAL OPERATING EXPENSES                                                  53.4         54.2
                                                                         ----------   ----------
OPERATING INCOME                                                         $     18.3   $     19.0
                                                                         ==========   ==========



FOR INFORMATION CONTACT:
BOB PRATHER                                     JIM RYAN
PRESIDENT AND CHIEF OPERATING OFFICER           SENIOR V. P. AND CHIEF FINANCIAL OFFICER
(404) 266-8333                                  (404) 504-9828

WEB SITE:  www.graytvinc.com

CONFERENCE CALL INFORMATION

     Gray Television, Inc. will host a conference call to discuss its second quarter operating results on Tuesday August 12, 2003. The call will begin at 11:00 a.m. Eastern Time. The live dial-in number is (877) 888-4605. The call will be webcast live and available for replay at www.graytvinc.com. The taped replay of the conference call will be available at (866) 518-1010 until August 19, 2003.

THE COMPANY

     Gray Television, Inc. is a communications company headquartered in Atlanta, Georgia, and currently owns 29 television stations serving 25 television markets. The stations include 15 CBS affiliates, seven NBC affiliates and seven ABC affiliates. Gray Television, Inc. has 22 stations ranked #1 in local news audience and 22 stations ranked #1 in overall audience within their respective markets based on the results of the Nielsen November 2002 ratings reports. The TV station group reaches approximately 5.3% of total U.S. TV households. The Company also owns four daily newspapers, three in Georgia and one in Indiana.


Gray Television, Inc.
Earnings Release for the Three Months and Six Months Ended June 30, 2003

                              GRAY TELEVISION, INC.
              (IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)


                                                                             AS REPORTED(1)                      PRO FORMA(1)
                                                                           THREE MONTHS ENDED                THREE MONTHS ENDED
SELECTED UNAUDITED OPERATING DATA:                                             JUNE 30,                           JUNE 30,
                                                                   -----------------------------------     ---------------------
                                                                                                 %                         %
                                                                       2003         2002       CHANGE         2002       CHANGE
                                                                   ----------    ----------   --------     ----------  ---------
OPERATING REVENUES
    Broadcasting (less agency commissions)                         $   63,551    $   29,553        115%    $   62,293          2%
    Publishing                                                         11,143        11,073          1%        11,073          1%
    Paging                                                              1,953         2,074         (6)%        2,074         (6)%
                                                                   ----------    ----------                ----------
    TOTAL OPERATING REVENUES                                           76,647        42,700         80%        75,440          2%
                                                                   ----------    ----------                ----------
OPERATING EXPENSES
    Operating expenses before depreciation and amortization
      Broadcasting                                                     35,744        16,494        117%        35,844         (0)%
      Publishing                                                        7,933         7,769          2%         7,769          2%
      Paging                                                            1,381         1,371          1%         1,371          1%
      Corporate and administrative                                      2,107         1,116         89%         1,972          7%
    Depreciation and amortization                                       7,117         3,700         92%         5,562         28%
                                                                   ----------    ----------                ----------
    TOTAL OPERATING EXPENSES                                           54,282        30,450         78%        52,518          3%
                                                                   ----------    ----------                ----------
Operating income                                                       22,365        12,250         83%        22,922         (2)%
Miscellaneous income, net                                                  51            59        (14)%           59        (14)%
Appreciation in value of derivatives, net                                 -0-           341       (100)%          341       (100)%
Interest expense                                                      (10,972)       (7,901)        39%       (12,367)       (11)%
                                                                   ----------    ----------                ----------
INCOME BEFORE INCOME TAXES                                             11,444         4,749        141%        10,955          4%
Income tax expense                                                      4,412         1,662        165%         4,020         10%
                                                                   ----------    ----------                ----------
NET INCOME                                                              7,032         3,087        128%         6,935          1%
Preferred dividends                                                       821           649         27%           649         27%
Preferred dividends associated with the redemption
    of preferred stock                                                    -0-         3,969       (100)%        3,969       (100)%
                                                                   ----------    ----------                ----------
NET INCOME (LOSS) AVAILABLE
    TO COMMON STOCKHOLDERS                                         $    6,211    $   (1,531)        NA     $    2,317        168%
                                                                   ==========    ==========                ==========

DILUTED PER SHARE INFORMATION:
    Net income (loss) per share available to common stockholders   $     0.12    $    (0.10)        NA     $     0.05        165%
                                                                   ==========    ==========                ==========
    Weighted average shares outstanding                                50,697        15,676        223%        50,176          1%
                                                                   ==========    ==========                ==========

OTHER SELECTED DATA
POLITICAL REVENUE                                                  $    1,552    $    1,428          9%    $    2,885        (46)%


SELECTED BALANCE SHEET DATA:                                          JUNE 30,     DEC. 31,
                                                                       2003         2002
                                                                   ----------    ----------
Cash and cash equivalents                                          $   14,769    $   12,915
Total Debt (2)                                                        656,435       658,220
Total debt net of cash                                                641,666       645,305


Gray Television, Inc.
Earnings Release for the Three Months and Six Months Ended June 30, 2003

                              GRAY TELEVISION, INC.
              (IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)


                                                                             AS REPORTED(1)                      PRO FORMA(1)
                                                                            SIX MONTHS ENDED                  SIX MONTHS ENDED
SELECTED UNAUDITED OPERATING DATA:                                              JUNE 30,                          JUNE 30,
                                                                   -----------------------------------     ----------------------
                                                                                                %                          %
                                                                      2003        2002        CHANGE          2002       CHANGE
                                                                   ---------    ---------    ---------     ---------    ---------
OPERATING REVENUES
    Broadcasting (less agency commissions)                         $ 116,152    $  55,006          111%    $ 115,455            1%
    Publishing                                                        21,540       21,216            2%       21,216            2%
    Paging                                                             3,930        4,083           (4)%       4,083           (4)%
                                                                   ---------    ---------                  ---------
    TOTAL OPERATING REVENUES                                         141,622       80,305           76%      140,754            1%
                                                                   ---------    ---------                  ---------
OPERATING EXPENSES
    Operating expenses before depreciation and amortization
      Broadcasting                                                    70,642       31,975          121%       69,774            1%
      Publishing                                                      15,688       15,420            2%       15,420            2%
      Paging                                                           2,850        2,754            3%        2,754            3%
      Corporate and administrative                                     4,243        2,116          101%        3,932            8%
    Depreciation and amortization                                     14,169        7,433           91%       11,156           27%
                                                                   ---------    ---------                  ---------
    TOTAL OPERATING EXPENSES                                         107,592       59,698           80%      103,036            4%
                                                                   ---------    ---------                  ---------
Operating income                                                      34,030       20,607           65%       37,718          (10)%
Miscellaneous income, net                                                116           97           20%           97           20%
Appreciation in value of derivatives, net                                -0-          730         (100)%         730         (100)%
Interest expense                                                     (22,242)     (16,866)          32%      (25,749)         (14)%
Loss on early extinguishment of debt                                     -0-      (11,275)        (100)%     (11,275)        (100)%
                                                                   ---------    ---------                  ---------
INCOME (LOSS) BEFORE INCOME TAXES AND
    CUMULATIVE EFFECT OF ACCOUNTING CHANGE                            11,904       (6,707)          NA         1,521          683%
Income tax expense (benefit)                                           4,701       (2,341)          NA           785          499%
                                                                   ---------    ---------                  ---------
NET INCOME (LOSS) BEFORE CUMULATIVE
    EFFECT OF ACCOUNTING CHANGE                                        7,203       (4,366)          NA           736          879%
Cumulative effect of accounting change, net
    of $8,873 income tax benefit                                         -0-      (30,592)          NA       (30,592)        (100)%
                                                                   ---------    ---------                  ---------
NET INCOME (LOSS)                                                      7,203      (34,958)          NA       (29,856)        (124)%
Preferred dividends                                                    1,643          803          105%          803          105%
Preferred dividends associated with the redemption
    of preferred stock                                                   -0-        3,969         (100)%       3,969         (100)%
                                                                   ---------    ---------                  ---------
NET INCOME (LOSS) AVAILABLE
    TO COMMON STOCKHOLDERS                                         $   5,560    $ (39,730)        (114)%   $ (34,628)        (116)%
                                                                   =========    =========                  =========

DILUTED PER SHARE INFORMATION:
    Net income (loss) before cumulative effect of
      accounting change available to common stockholders           $    0.11    $   (0.58)          NA     $   (0.08)        (237)%
    Cumulative effect of accounting change, net of income taxes          -0-        (1.96)          NA         (0.61)        (100)%
                                                                   ---------    ---------                  ---------
    Net income (loss) per share available to common stockholders   $    0.11    $   (2.54)          NA     $   (0.69)        (116)%
                                                                   =========    =========                  =========
    Weighted average shares outstanding                               50,559       15,662          223%       50,162            1%
                                                                   =========    =========                  =========


OTHER SELECTED DATA
POLITICAL REVENUE                                                  $   2,293    $   2,189            5%    $   3,793          (40)%


Gray Television, Inc.
Earnings Release for the Three Months and Six Months Ended June 30, 2003

NOTES:

Note 1.  "As Reported (1)" and "Pro forma"

Information in this earnings release has been presented under two different methods: as reported and pro forma. The as reported basis of presentation gives effect to the acquisitions as of their respective acquisition dates. The pro forma presentation gives effect to the acquisitions of Stations Holding Company, Inc. which occurred on October 25, 2002 and KOLO-TV which occurred on December 18, 2002 as if each had occurred on January 1, 2002. Accordingly, the pro forma presentation combines the Company's historical results of operations with the respective acquired operation's historical pre-acquisition operating results. Certain amounts of corporate overhead were eliminated in the pro forma presentation. Depreciation and amortization expense in the pro forma presentation give effect to accounting for the respective acquisitions. Pro forma income tax expense or benefit assumes an effective tax rate of 38% on the pro forma incremental net pre-tax income or loss. Pro forma interest expense and shares outstanding give effect to the Company's issuance of additional debt and common equity to finance, in part, the acquisitions. An unaudited reconciliation between the as reported and the pro forma condensed consolidated statements of operations for the three months and six months ended June 30, 2002 follows:



Dollars in Thousands                                                        THREE MONTHS ENDED JUNE 30, 2002
                                                                         --------------------------------------
                                                                            AS         EFFECT OF
                                                                         REPORTED     ACQUISITIONS    PRO FORMA
                                                                         ---------    ------------    ---------

Operating revenues
   Broadcasting (less agency commissions)                                $  29,553    $     32,740    $  62,293
   Publishing                                                               11,073             -0-       11,073
   Paging                                                                    2,074             -0-        2,074
                                                                         ---------    ------------    ---------
   Total operating revenues                                                 42,700          32,740       75,440
                                                                         ---------    ------------    ---------
Operating expenses before depreciation and amortization
   Broadcasting                                                             16,494          19,350       35,844
   Publishing                                                                7,769             -0-        7,769
   Paging                                                                    1,371             -0-        1,371
   Corporate and administrative                                              1,116             856        1,972
Depreciation and amortization                                                3,700           1,862        5,562
                                                                         ---------    ------------    ---------
Total operating expenses                                                    30,450          22,068       52,518
                                                                         ---------    ------------    ---------
Operating income                                                            12,250          10,672       22,922
Miscellaneous income, net                                                       59             -0-           59
Appreciation in value of derivatives, net                                      341             -0-          341
Interest expense                                                            (7,901)         (4,466)     (12,367)
                                                                         ---------    ------------    ---------
Income before income tax and cumulative effect of accounting change          4,749           6,206       10,955
Income tax expense                                                           1,662           2,358        4,020
                                                                         ---------    ------------    ---------
Net income                                                                   3,087           3,848        6,935
Preferred dividends                                                          4,618             -0-        4,618
                                                                         ---------    ------------    ---------
Net income (loss) available to common stockholders                       $  (1,531)   $      3,848    $   2,317
                                                                         =========    ============    =========

Diluted weighted average shares outstanding                                 15,676          34,500       50,176
                                                                         =========    ============    =========

Other Selected Data:
Broadcast Revenue
  Local                                                                  $  16,880    $     19,795    $  36,675
  National                                                                   8,891           9,313       18,204
  Network compensation                                                       1,340             814        2,154
  Political                                                                  1,428           1,456        2,884
  Other                                                                      1,014           1,362        2,376
                                                                         ---------    ------------    ---------
Total Broadcast Revenue                                                  $  29,553    $     32,740    $  62,293
                                                                         =========    ============    =========


Gray Television, Inc.
Earnings Release for the Three Months and Six Months Ended June 30, 2003


Dollars in Thousands                                                          SIX MONTHS ENDED JUNE 30, 2002
                                                                         --------------------------------------
                                                                            AS         EFFECT OF
                                                                          REPORTED    ACQUISITIONS    PRO FORMA
                                                                         ---------    ------------    ---------



Operating revenues
   Broadcasting (less agency commissions)                                $  55,006    $     60,449    $ 115,455
   Publishing                                                               21,216             -0-       21,216
   Paging                                                                    4,083             -0-        4,083
                                                                         ---------    ------------    ---------
   Total operating revenues                                                 80,305          60,449      140,754
                                                                         ---------    ------------    ---------
Operating expenses before depreciation and amortization
   Broadcasting                                                             31,975          37,799       69,774
   Publishing                                                               15,420             -0-       15,420
   Paging                                                                    2,754             -0-        2,754
   Corporate and administrative                                              2,116           1,816        3,932
Depreciation and amortization                                                7,433           3,723       11,156
                                                                         ---------    ------------    ---------
Total operating expenses                                                    59,698          43,338      103,036
                                                                         ---------    ------------    ---------
Operating income                                                            20,607          17,111       37,718
Miscellaneous income, net                                                       97             -0-           97
Appreciation in value of derivatives, net                                      730             -0-          730
Interest expense                                                           (16,866)         (8,883)     (25,749)
Loss on early extinguishment of debt                                       (11,275)            -0-      (11,275)
                                                                         ---------    ------------    ---------
Income (loss) before income tax and cumulative effect of accounting         (6,707)          8,228        1,521
   change
Income tax expense (benefit)                                                (2,341)          3,126          785
                                                                         ---------    ------------    ---------
Net income (loss) before cumulative effect of accounting change             (4,366)          5,102          736
Cumulative effect of accounting change, net of $8,873 income tax
   benefit                                                                 (30,592)            -0-      (30,592)
                                                                         ---------    ------------    ---------
Net income (loss)                                                          (34,958)          5,102      (29,856)
Preferred dividends                                                          4,772             -0-        4,772
                                                                         ---------    ------------    ---------
Net income (loss) available to common stockholders                       $ (39,730)   $      5,102    $ (34,628)
                                                                         =========    ============    =========

Basic and diluted weighted average shares outstanding                       15,662          34,500       50,162
                                                                         =========    ============    =========

Other Selected Data:
Broadcast Revenue
  Local                                                                  $  31,913    $     37,323    $  69,236
  National                                                                  16,013          17,056       33,069
  Network compensation                                                       2,613           1,795        4,408
  Political                                                                  2,189           1,603        3,792
  Other                                                                      2,278           2,672        4,950
                                                                         ---------    ------------    ---------
Total Broadcast Revenue                                                  $  55,006    $     60,449    $ 115,455
                                                                         =========    ============    =========


Note 2.  Debt

Total debt as of June 30, 2003 and December 31, 2002 does not include $1.3 million of unamortized debt discount on the Company's 9 1/4% Senior Subordinated Notes due March 2011.

CAUTIONARY STATEMENTS FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT

     The preceding comments on Gray's current expectations of operating results for the third quarter of 2003 are "forward looking" for purposes of the Private Securities Litigation Reform Act of 1995. Actual results of operations are subject to a number of risks and may differ materially from the current expectations discussed in this press release. See the Company's annual report on Form 10K for a discussion of risk factors that may affect the Company.


Gray Television, Inc.
Earnings Release for the Three Months and Six Months Ended June 30, 2003